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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Endurance Specialty Holdings Ltd.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                  Bermuda                                Not Applicable
----------------------------------------       ---------------------------------
(State of Incorporation or Organization)                (I.R.S. Employer
                                                       Identification no.)

               Crown House
4 Par-la-Ville Road, Hamilton HM 08 Bermuda               Not Applicable
-------------------------------------------       ------------------------------
(Address of Principal Executive Offices)                    (Zip Code)

If this form relates to the registration of a     If this form relates to the registration of a
class of securities pursuant to Section 12(b)     class of securities pursuant to Section 12(g)
of the Exchange Act and is effective              of the Exchange Act and is effective upon
upon filing pursuant to General                   filing pursuant to General Instruction A.(d),
Instruction A.(c), please check the               please check the following box. [ ]
following box. [ x ]



Securities Act registration statement file number to which this form relates:
333-102026

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                                      Name of Each Exchange on Which
          to be so Registered                                      Each Class is to be Registered
          -------------------                                      ------------------------------
    Ordinary Shares, $1.00 par value                                  New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

        None                                                       None
-------------------                                         ------------------
  (Title of Class)                                          (Name of Exchange)



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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

                  For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Share Capital" in the Registrant's Prospectus, which constitutes a part of the Registrant's Registration Statement on Form S-1, as amended (File No. 333-102026) (the "Registration Statement"), filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.

ITEM 2.  EXHIBITS

Not applicable.


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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  February 10, 2003

                                            Endurance Specialty Holdings Ltd.



                                            By:  /s/ James R. Kroner
                                                 ----------------------------
                                                 Name:  James R. Kroner
                                                 Title: Chief Financial Officer



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